Exhibit 10.19

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SEC RULE 144.

WARRANT TO PURCHASE COMMON STOCK
OF
FUTUREIT, INC.

NO. __	________, 2007

THIS CERTIFIES THAT, for valuable consideration received by FutureIT, Inc., a Delaware corporation (the “Company”), [______________], or its permitted registered assigns (“Holder”), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after the issuance date of this Warrant (the “Effective Date”), and before the earlier to occur of (a) 5:00 p.m. Eastern Time thirty months following the Effective Date, or (b) upon (i) consummation of a Qualified IPO or (ii) merger of the Company into a third party or (iii) acquisition of all or substantially all of the assets of the Company (the “Expiration Date”), to purchase from the Company, [___________] shares of Common Stock of the Company at a price per share equal to US$0.50 (the “Purchase Price”). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. This Warrant is one of a series of warrants issued pursuant to a Subscription Agreement between the Company and the Purchasers listed therein dated as of ______ __, 2007 (the “Subscription Agreement”).

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

1.1	“Common Stock” shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

1.2	“Effective Date” shall mean the date on which a registration statement covering the Common Stock issuable upon exercise of this warrant is declared effective by the United States Securities and Exchange Commission.

1.3	“Fair Market Value” shall mean, as to any share of Common Stock, (i) if a registration statement covering the initial public offering of shares of Common Stock has been declared effective by the Securities and Exchange Commission, the last reported sales price (or, if not so reported, the average of the bid and asked prices) of the shares of Common Stock as of the last business day immediately prior to the exercise of this Warrant; or (ii) if such a registration statement has not been declared effective, then as determined in good faith by the Board of Directors of the Company giving due consideration to all factors (including but not limited to any sale of shares of Common Stock or determinations of the fair market value of the shares of Common Stock within a reasonable time prior to such exercise of this Warrant).

1.4	“QualifiedIPO” shall mean a registered public offering of the Common Stock of the Company: (i) at an equity value of the issuer of not less than US$0.65 per share yielding net proceeds to the Company of not less than one million dollars and (ii) following which the Common Stock is listed on a U.S. national exchange.

1.5	“Registered Holder” shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

1.6	“Warrant” as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

2. EXERCISE OF WARRANT.

2.1 Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Exhibit A (the “Notice of Exercise”), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

(a) this Warrant at the principal office of the Company, and

(b) except as provided in Section 2.4 below, payment in cash (by check) or by wire transfer of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the “Exercise Amount”).

2.2 Stock Certificates; Fractional Shares. As soon as practicable on or after the date of any exercise of this Warrant, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of such date of exercise. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

2.3 Partial Exercise; Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

2.4 Net Exercise Election. In the event that there is no effective registration statement in force in accordance with Section 1.1 of the Registration Rights Agreement (as defined in the Subscription Agreement) but in any event not before six (6) months from the date of this Warrant, the Holder may elect to convert all or a portion of this Warrant, at any time and from time to time until its expiration, without the payment by the Holder of any additional consideration, by the surrender of this Warrant or such portion to the Company with the net exercise election selected in the Notice of Exercise duly executed by the Holder, into that number of shares of Common Stock that is obtained under the following formula:

X =	Y(A-B)
A

where:

X = the number of shares of Common Stock issuable to the Holder upon exercise of this Warrant under this Section 2.4;

Y = the number of shares of Common Stock issuable to the Holder upon exercise of this Warrant under Section 2.1 hereof;

A = the Fair Market Value of one share of Common Stock as of the date of exercise; and

B = the Purchase Price.

3. VALID ISSUANCE; TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company’s reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

4.1 Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company’s Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company’s Common Stock.

4.2 Adjustment for Dividends or Distributions of Stock or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such additional securities or other assets distributed with respect to such shares as aforesaid during such period giving effect to all adjustments called for by this Section 4.

4.3 Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change, and the Purchase Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4. No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Common Stock which is the subject of Section 4.5.

4.4 Adjustment for Capital Reorganization or Consolidation. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any consolidation of the Company with or into another corporation, and in each such case, as a part of such reorganization or consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization or consolidation that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization or consolidation if this Warrant had been exercised immediately before such reorganization or consolidation, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations or consolidations and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company and the Holder) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

4.5 Conversion of Common Stock. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company’s Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the “Termination Date”), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant.

5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price and number or type of shares issuable upon exercise of this Warrant. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

8.    TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred to any Registered Holder’s parent, subsidiary or affiliate, or, if the Registered Holder is a partnership, to any partner of such Registered Holder, or otherwise only if such transfer will be exempt from the registration and prospectus delivery requirements of the Securities Act and an opinion of counsel reasonably satisfactory to the Corporation regarding such exemption is delivered to the Corporation, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however, that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all of this Warrant or such Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144, or (iii) such transfer is to an immediate family member of the Holder, or to a trust established for the benefit of the Holder or one or more immediate family members of the Holder.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the Securities Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, granted to the Registered Holder) and will be “restricted securities” within the meaning of Rule 144 under the Securities Act and that the exemption from registration under Rule 144 will not be available for at least one (1) year from the date of exercise of this Warrant, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that, in the event that a registration statement registering the shares of stock acquired pursuant to the exercise of this Warrant has not been declared effective by the SEC and is not then in effect, all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

11. REGISTRATION RIGHTS. All shares of Common Stock issuable upon exercise of this Warrant shall be “Registrable Securities” or such other definition of securities entitled to registration rights pursuant to the Registration Rights Agreement between the Company and the parties thereto dated _______ ___, 2007.

12. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, except as specifically set forth herein. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant or Common Stock upon conversion thereof, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

13. NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile during normal business hours at the address and number set forth below; (c) seven (7) business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

To the Company:	To the Holder:

FutureIT, Inc
315 Bleecker St, Suite # 168
New York, NY
10014-3423
Attention: Chairman and CEO

Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 13 by giving the other party written notice of the new address in the manner set forth above.

14. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

15. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, with regard to conflict of law principles of such state, and each of the parties hereto hereby consents to the exclusive jurisdiction of the state and federal courts located in New York, New York in connection with any dispute arising under this Agreement or in connection therewith.

16. NO IMPAIRMENT. The Company will not by any action, including without limitation by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon exercise of this Warrant.

17. NOTICES OF RECORD DATE. In case:

17.1 the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

17.2 of any Qualified IPO, consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company’s stock are to receive stock, securities or property of another corporation; or

17.3 of any voluntary dissolution, liquidation or winding-up of the Company; or

17.4 of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. The Company shall ensure such notice shall be delivered at least thirty (30) days prior to the date therein specified.

18. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated and it is the intention of the parties that such court of law shall modify such invalid or unenforceable provision so that such provision shall be legal, valid and enforceable.

19. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

20. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company’s securities under any other agreements, except rights that have been waived.

21. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday in the United States, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

22. ENTIRE AGREEMENT; AMENDMENT: This Warrant contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Warrant, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter of this Warrant are hereby merged herein. The warrants issued pursuant to the Subscription Agreement may be amended by holders of two-thirds of the aggregate number of shares of Common Stock purchasable upon exercise of all such warrants at any one time, provided that any such amendment shall be binding upon and so amend all such warrants at such time, provided that this Warrant may not be amended to reduce the number of shares of Common Stock for which this Warrant is exercisable or to increase the Purchase Price (before giving effect to any adjustment as provided herein) without the prior written consent of the Holder hereof.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Effective Date.

[HOLDER] By: Its:	FUTUREIT, INC. By: Its:

SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK

EXHIBIT A

NOTICE OF EXERCISE
(To be executed upon exercise of Warrant)

FUTUREIT, INC.

1.     Exercise by Payment. The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of the Company, as provided for therein, and tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check and/or wire transfer in same-day funds in the amount of $____________ for _________ such securities.

      Or*

1.     Net Exercise Election. The undersigned hereby irrevocably elects to convert the right to purchase shares of Common Stock by net exercise election pursuant to Section 2.4 of the Warrant into                        shares without further payment.

* This option is only available to the extent that Section 2.4 of the Warrant applies.

[STRIKE THAT PARAGRAPH 1 ABOVE THAT DOES NOT APPLY]

2.     Please issue and mail a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name: _______________________________________________________________

Address: ______________________________________________________________

Signature: _____________________________________________________________

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the Assignment Form below as Exhibit B. If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

EXHIBIT B

ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate)

For value received, the undersigned hereby sells, assigns and transfers unto the Assignee named below the within Warrant Certificate, together with all right, title and interest therein, with respect to the number of shares of Common Stock set forth below and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of shares of Common Stock set forth below, with full power of substitution in the premises:

Name(s) of Assignee(s)	Address	# of Shares of Common Stock

And if said number of shares of Common Stock shall not be all the shares of Common Stock represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

Dated: ________________________

Signature: _____________________

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.